UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) September 20, 2007

                          NATIONAL R.V. HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                      001-12085                33-0371079
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(State or other jurisdiction     (Commission File No.)      (I.R.S. Employer
 of incorporation)                                           Identification No.)

                            100 West Sinclair Street
                            Perris, California 92571
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (951) 436-3000


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
           STANDARD; TRANSFER OF LISTING.

On September 20, 2007, National R.V. Holdings, Inc. (the "Company") was notified by NYSE Regulation, Inc. ("NYSE Regulation") that the Company has fallen below the continued listing standards of NYSE Arca, Inc. ("NYSE Arca") relating to minimum share price and minimum market value. Specifically, NYSE Regulation concluded that the Company is longer in compliance with NYSE Arca Equities Rule 5.5(b)(2), which requires the Company to maintain an average closing price of at least $1.00 per share in each consecutive 30 trading-day period, and NYSE Arca Equities Rule 5.5(b)(1), which requires the Company to maintain a market value of publicly held shares of at least $5,000,000.

In accordance with the continued listing criteria set forth by the NYSE Arca, the Company intends to present materials to the NYSE Arca by early October, demonstrating how it intends to remedy the listing deficiencies. The NYSE Arca will review and evaluate the materials after they are submitted. If the materials are accepted, the Company will have up to six months to comply with the minimum price requirement. If a shareholders approval action is sought, then the Company will need to implement this action as soon as possible. There can be no assurances that the NYSE Arca will accept the materials, or if the Company will be able to achieve compliance with the NYSE Arca's continued listing criteria through its implementation of its planned actions.

A copy of the press release issued by the Company related to the notification from NYSE Regulation is furnished as Exhibit 99.1 hereto.

ITEM 9.01(D).     FINANCIAL STATEMENTS AND EXHIBITS

99.1     Press Release of National R.V. Holdings, Inc. dated September 26, 2007.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                       NATIONAL R.V. HOLDINGS, INC.



                                       By:     /s/ Thomas J. Martini
                                               ---------------------------------
                                               Thomas J. Martini
                                               Chief Financial Officer



Date:  September 26, 2007






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